UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 11, 2023

Date of report (Date of earliest event reported)

Valmont Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31429	47-0351813
(Commission File Number)	(IRS Employer Identification No.)

15000 Valmont Plaza
Omaha, NE	68154
(Address of Principal Executive Offices)	(Zip Code)

(402) 963-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	VMI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2023, Valmont Industries, Inc. announced that its Board of Directors has named Avner M. Applbaum, current Executive Vice President and Chief Financial Officer, as President and Chief Executive Officer, effective immediately. Mr. Applbaum succeeds Stephen G. Kaniewski, CEO since December 31, 2017, who is stepping down to pursue other opportunities and also resigning as a member of the Board of Directors. Mr. Kaniewski’s departure is not related to the operations, policies, or practices of the company or any issues regarding accounting policies or practices. Valmont and Mr. Kaniewski are discussing his departure terms.

The company also announced the appointment of Timothy P. Francis, current Senior Vice President and Finance Business Partner, Global Operations, as interim Chief Financial Officer.

Mr. Applbaum, age 52, has served as Valmont’s Executive Vice President and Chief Financial Officer since March 2020. Previously he served as Chief Financial Officer and Chief Operating Officer of Double E Company, an equipment manufacturer, from 2017 to March 2020.

Mr. Francis, age 46, has served as Senior Vice President and Finance Business Partner, Global Operations since June 2022.  Previously he served as Senior Vice President and Controller from June 2014 to June 2022.

Item 7.01. Regulation FD Disclosure

On July 11, 2023, Valmont issued a press release announcing the appointment of Mr. Applbaum as President and Chief Executive Officer, the departure of Mr. Kaniewski, and the appointment of Mr. Francis as interim Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release

104	Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valmont Industries, Inc.
Date: July 11, 2023

	By:	/s/ Avner Applbaum
Name: Avner Applbaum
Title: President and Chief Executive Officer